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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       __________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2007

                                   __________


                              TREY RESOURCES, INC.

             (Exact name of registrant as specified in its charter)


            DELAWARE                      000-50302              16-1633636
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


5 REGENT STREET, SUITE 520, LIVINGSTON, NEW JERSEY                 07039
      (Address of Principal Executive Offices)                  (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 758-9555
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 21, 2007, the Company announced, via press release, the Company's financial results for the period ended June 30, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

          99.1 Press release dated August 21, 2007 entitled "Trey Resources Reports Revenues in Excess of $1,795,000 for Second Quarter"



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TREY RESOURCES, INC.



                                      By: /s/ Mark Meller
                                          ------------------------
                                          Mark Meller
                                          President, Chief Executive Officer and
                                          Principal Accounting Officer

Date: August 30, 2007

                                INDEX OF EXHIBITS


     99.1 Press release dated August 21, 2007 entitled "Trey Resources Reports Revenues in Excess of $1,795,000 for Second Quarter"






























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